EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION


Name:                              Nassau Capital L.L.C.

Address:                           22 Chambers Street
                                   Princeton, NJ 08542

Designated Filer:                  John G. Quigley

Issuer & Ticker Symbol:            Affordable Residential Communities Inc. (ARC)

Date of Event
   Requiring Signature:            2/18/04

Signature:                         By: /s/ Scott Gesell
                                       -------------------
                                       Scott Gesell
                                       Attorney in fact


Name:                              Nassau Capital Funds L.P.

Address:                           22 Chambers Street
                                   Princeton, NJ 08542

Designated Filer:                  John G. Quigley

Issuer & Ticker Symbol:            Affordable Residential Communities Inc. (ARC)

Date of Event
   Requiring Signature:            2/18/04

Signature:                         By: /s/ Scott Gesell
                                       -------------------
                                       Scott Gesell
                                       Attorney in fact


Name:                              Nassau Capital Partners II L.P.

Address:                           22 Chambers Street
                                   Princeton, NJ 08542

Designated Filer:                  John G. Quigley

Issuer & Ticker Symbol:            Affordable Residential Communities Inc. (ARC)

Date of Event
   Requiring Signature:            2/18/04

Signature:                         By: /s/ Scott Gesell
                                       -------------------
                                       Scott Gesell
                                       Attorney in fact



Name:                              NAS Partners I L.L.C.

Address:                           22 Chambers Street
                                   Princeton, NJ 08542

Designated Filer:                  John G. Quigley

Issuer & Ticker Symbol:            Affordable Residential Communities Inc. (ARC)

Date of Event
   Requiring Signature:            2/18/04

Signature:                         By: /s/ Scott Gesell
                                       -------------------
                                       Scott Gesell
                                       Attorney in fact